2023, May 10 Investor Presentation. An Introduction to PLAYSTUDIOS, Inc. Display Version

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements that relate to anticipated future events, including anticipated future operating results, business performance, and financial conditions. The company’s actual results may differ from the company’s current expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events or results. In some cases, forward-looking statements will be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “guidance,” “outlook,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements are subject to risks, uncertainties and other factors that could cause the actual results to differ materially from those expressed or implied by such forward-looking statements. Most of these risks, uncertainties and other factors are outside the company’s control and are difficult to predict. Factors that could impact the company’s future performance and cause actual results to differ from the forward-looking statements contained in this presentation include, but are not limited to, risks and uncertainties identified from time to time in the company’s filings with the U.S. Securities and Exchange Commission (the “SEC”). In addition, forward-looking statements contained in this presentation are based on assumptions that the company believes to be reasonable as of this date. The company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. Unaudited and Non-GAAP Financial Measures This presentation contains financial data that is not audited and financial data that was not prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP). PLAYSTUDIOS uses certain non-GAAP financial measures, including Adjusted EBITDA, to analyze underlying business performance and trends. The company believes the presentation of these non-GAAP financial measures provides useful information to investors and management in analyzing and benchmarking the financial and operating performance of the company’s business. Non-GAAP financial measures are not measures of financial performance determined in accordance with GAAP and should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. The non-GAAP financial measures contained in this presentation are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with PLAYSTUDIOS’ consolidated financial statements prepared in accordance with GAAP. In addition, non-GAAP measures contained in this presentation reflect the exercise of management’s judgment regarding which items are included or excluded in their determination, and as a result the company’s definitions of non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Please refer to our SEC filings for reconciliation of the non-GAAP financial measures contained herein to the most directly comparable measures in accordance with GAAP. Key Performance Indicators We manage our business by regularly reviewing several key operating metrics to track historical performance, identify trends in player activity, and set strategic goals for the future. Our key performance metrics are impacted by several factors that could cause them to fluctuate on a quarterly basis, such as platform providers’ policies, seasonality, player connectivity, and the addition of new content to games. The key performance indicators may differ from similarly titled measures presented by other companies. For more information on our key performance indicators, please refer to the definitions and additional information contained in our SEC filings. Industry Data This presentation refers to, and in some cases relies upon, certain information, statistics and forecasts obtained from third-party sources. While the company believes such third-party sources to be reliable, the company has not independently verified the accuracy completeness of any such third-party data. This presentation contains trademarks, service marks, trade names and copyrights of PLAYSTUDIOS and other companies, which are the property of their respective owners.

Samir Jain Treasury & Investor Relations PLAYSTUDIOS samir.jain@playstudios.com

Key Investment Highlights

PLAYSTUDIOS at-a-glance.

Strong Leadership with Aligned Interests

Numerous executives and board members are largest shareholders. CEO is 2nd largest shareholder.

Rapidly Diversifying Game Portfolio

Brainium acquisition and exclusive mobile rights for Tetris expected to contribute to growth in 2023.

Sustained Growth and Strong Economics

Double-digit, 10-year CAGR. Cash generative business with ~$127MM on hand, as of 3/2023. $50MM share repurchase authorization. $81MM available revolving credit line.

playAWARDS Loyalty Platform a Key Differentiator

Loyalty program drives key metrics for connected games and global brand partners. Preparing to scale the platform by offering Loyalty-as-a-Service to third-party developers.

Building a “Rewarded Play” ecosystem. MYPS Structure playAWARDS Loyalty Marketing and Engagement Platform In-game rewards drive player retention and engagement. Rewards provided by marketing partners including: MGM Resorts, Norwegian Cruise Line, AMC Theaters, IHG Hotels 17 Game Titles 10 Casual Genre Games 7 Social Casino Genre Games playGAMES Game Development and Publishing PLAYSTUDIOS, Inc. Founded in 2011 - Publicly traded since June 2021 Market Capitalization: $572MM (as of May 9, 2023) 2022: Revenues $290MM, Net Loss (GAAP) $18MM, AEBITDA $38MM, 2023E Revenues: $305 - $325MM 2023E AEBITDA: $50 - $60MM

SAN FRANCISCO LAS VEGAS BELGRADE TEL AVIV SINGAPORE HANOI 8 STUDIOS 750 PLAYMAKERS PORTLAND Studios are integrated and strategically located to maximize productivity and minimize costs. Global Development Footprint MEXICO CITY

An expanding mix of casual, puzzle, and social casino games. A Diversified Game Library

13 Million MAU 54% Female 46% Male 47 Average Age $80K Average Income 2.4 Sessions / Day 46 Minutes / Day 2.3 Million Reward Purchasers 15.3 Million Rewards Purchased We have a large, captive, and loyal audience of players. Top 50 Global Game Developer & Publisher *As of 3/31/2023

The ability to launch and scale games is more challenging than ever. More Competition Growing competition for user attention across all forms of entertainment games, social, streaming - make it more difficult to hold an audience’s engagement. Targeting Less Effective GDPR, Deprecation of IDFA, and implementation of GAID now limit an advertisers’ ability to efficiently target specific customer cohorts at scale. Rising Costs Large audience networks and sophisticated AdTech platforms are commanding higher prices in response to demand for top performing ad inventory. Audience Acquisition Becoming More Difficult

For apps and brands, retention of existing customers is now more important than ever.

playAWARDS is a comprehensive retention and engagement solution for brands and mobile apps.

The playAWARDS Platform Player Progression Tiers Players “chase” an increasingly valuable collection of in-game benefits, including elevated VIP Status. This type of progression mechanic is a proven driver of game engagement and retention. Rewards Marketplace By offering engaged players real-world rewards, they are more likely to remain within our PLAYSTUDIOS ecosystem. Loyalty Currency As players engage with our games, they accumulate a “loyalty currency” that can be exchanged for real-world rewards. This currency offers a measure of progress toward a gamified goal. VIP Services Our highest value players have access to dedicated VIP hosts who extend personalized service and tailored benefits. The building blocks of player retention and engagement .

Reward Partners 2.4 Million Reward Purchasers >$730MM Retail Value Reward Portfolio Reward Categories 15 Million Rewards Purchased 6 Continents 105 Countries 105 Partners 224 Brands Dining Hotels Movies Cruises Amusements Retail An unmatched collection of global partners across many diverse industries. Loyalty Partners As of 12/31/2022

- 50 100 150 200 250 300 - 100 200 300 400 500 600 700 Available Rewards Inventory Reward Partner Outlets COVID COVID 2022 Trend 2022 Trend Available partners and rewards are both increasing, as of 12/31/22. playAWARDS partnerships are growing!

$- $100,000,000 $200,000,000 $300,000,000 $400,000,000 $500,000,000 $600,000,000 $700,000,000 $800,000,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Cumulative Rewards Purchased COVID Players have purchased more than 15 million rewards with a retail value of over $730 million as of 12/31/22. Rewards purchases are robust and growing

Rewards Engagement : Player Retention No Store View Store View No Purchase Purchase No Redemption Redemption Rewards Engagement : Game Engagement Play Time Minutes RedemptionNo Store View Store View No Purchase Purchase No Redemption Rewards Engagement : Player Monetization In-App Purchases Key metrics have shown clear improvements with playAWARDS. playAWARDS is driving real game results No Store View Store View No Purchase Purchase No Redemption Redemption Months Average from January 1, 2021 to December 8, 2022

Long-Term Impact Cross-Promotion Organic Lift Deeper Engagement Development Launch Growth Maturity Contraction The “Loyalty Lift” drives key game metrics across the full product lifecycle. playAWARDS is the SOLUTION

The Opportunity

1. 2. 3. Advance the playAWARDS Platform Attach to external games, grow platform functionality Increase Profitability Expand AEBITDA margins, increase efficiency, add new features and live ops density Expand / Diversify Games Portfolio Scale audiences for Bingo and MGM Slots Live, optimize Tetris Mobile, diversification through organic growth, expand growth titles, pursue M&A opportunities 4. Enhance Our Business Model In-app advertising and e-commerce Strategic Growth Goals for 2023 Profitability, Expansion, Diversification

Expand playAWARDS Presence Incorporate the myVIP Program into all PLAYSTUDIOS apps, entering the casual and puzzle genres with Tetris and Brainium titles 2023 and Beyond playAWARDS Division Goals Launch playAWARDS LaaS Roll out “Loyalty as a Service” to third-party apps, further scaling the platforms audience network Enhance Functionality Introduce new reward categories and enable player-to-player reward transferability +

With a shared loyalty currency and a presence in our entire games library in 2023, playAWARDS is expected to drive cross play. playAWARDS as a cross play driver in our games

MYPS 2022 ~13% AEBITDA Margins Peer Group ~28% AEBITDA Margins Leverage Fixed Costs Optimize Profitability of Newest Games Current initiatives to raise margins Pathway to higher margins is clear Improve Profitability of Core Portfolio

Gaming business is being fundamentally reset towards higher profit. Focus on Improving Profitability in 2023 Advertising will now be a meaningful portion of total revenues AdMon is higher margin - no platform fees Diversified Revenue Stream - 2022 Scaling AdMon in social casino portfolio Tetris and Brainium are AdMon games

26.8% 25.4% 19.9% 12.6% 11.2% 4.1% Cost of revenue Selling and marketing Research and development General and administrative Depreciation and amortization Restructuring costs Gaming business is being fundamentally reset towards higher profit. Focus on Improving Profitability in 2023 Higher Margins ● Cost of revenues are 26.8% of expenses and are largely platform fees ● MYPS is also building out its direct purchase platform myVIP.co ● Restructured workforce will result in lower operating costs in second half of 2023 Operating Expenses - 12 mos Ended 12.31.22

Gaming business is being fundamentally reset towards higher profit. Focus on Improving Profitability in 2023 Games will now be more evenly distributed between casual and social casino; the casual gaming market is 3x the size of social casino gaming. New Game Mix Targets Larger TAM in 2023 2023 Portfolio of Games (post-Brainium) 2022 Portfolio of Games (pre-Brainium) Social Casino Casual Games $7.5B Total Available Market, by Game Genre $23.5B 7 Games 2 Games 7 Games 10 Games Social Casino Casual Games

Casino $7.5 Billion Arcade & Action $17.5 Billion Adventure & Sim $17.8 Billion RPG & Strategy $25.2 Billion Brain & Puzzle $23.5 Billion Diversifying into other, larger, gaming genres. Expand reach across broader gaming market *Source: Sensor Tower, Eilers & Krejcik Gaming

● Broad catalog of casual games ● 2mm DAU, 5.5mm MAU ● 2022E Revenue of $22mm ● 2022E AEBITDA of $8.8mm ● 2022E AEBITDA margin of ~40% - High margin ad revenue ● Opportunity to drive synergies across product, UA, engagement and monetization Accretive acquisition that expands earnings, margins, DAU and diversifies company. Brainium Acquisition

Our strong capital position protects us from economic uncertainty and gives us tremendous spending flexibility Strong Capital Position $50M share repurchase authorization ~$127M of cash $208M of Available Liquidity Sources of Cash Opportunities $81M of unused facility $75M accordion feature in facility Positive cash generation Strategic acquisitions in awards, gaming, or both Growth investments in current businesses

Financials

Blue chip balance sheet ensures stability and provides for future investments in growth. Financials: Well Capitalized and Growing Fast ● Strong balance sheet with cash holdings of ~$127 million and no borrowings on our revolver ● Cash generative business model ● Initiated a repurchase program in 4Q22 and purchased $15.7mm of stock through May 8, 2023 ○ Continue to repurchase shares ● Strong, double-digit growth over the past 10 years ○ 2012-2022 Revenue CAGR +61% ● Growing all important gaming metrics ○ 2012-2022 DAU CAGR ~50% ○ 2012-2022 ARPDAU CAGR ~9%

1Q23 Financial Metrics ● Revenues: $80.1 million; 14% y/y growth ● Net loss (GAAP) of $2.6 million ● AEBITDA: $17.8 million; 96% y/y growth ● AEBITDA Margin: 22.2%; +900bps increase vs. 1Q22, +700bps increase vs. 4Q22 ● Cash Balance: $127 million ● No debt ● Continued stock buyback; repurchased $15.7mm of shares through May 8, 2023 Game Metrics ● Portfolio of 17 Games ● 3.6 million DAU ● 13.1 million MAU Reported very strong results, raised 2023 guidance one quarter after it was initiated 1Q23 Financial Results

2023 Consolidated Company Guidance ● Revenues of $305 - $325 million ● AEBITDA of $50.0 - $60.0 million ● At midpoint, guidance implies 9% year/year growth in revenues and 44% year/year growth in AEBITDA ● Implied AEBITDA margin of 17.5% at midpoint; 430bps ahead of 2022 figure ● Results include a full year of Brainium ● Results exclude: synergies from the Brainium transaction, and further M&A Raised guidance in 1Q23 earnings release 2023 Financial Guidance

01 02 Unique Vision and Model Games players love, real-world benefits they want. Diversified Portfolio Expanding model provides for future growth. 03 04 Margin Expansion Balancing future growth with near- term margin improvement. Aligned Interests Leadership and investor interests are aligned.

1Q23 AEBITDA Reconciliation Amounts reported during the three months ended March 31, 2023 relate to the internal reorganization including severance-related costs, and fees related to evaluating various merger and acquisition opportunities. Amounts reported during the three months ended March 31, 2022 consist of fees related to evaluating various merger and acquisition opportunities, severance-related costs, and a non-cash impairment charge related to the suspension of Kingdom Boss development. Amounts reported in “Other, net” include interest expense, interest income, gains/losses from equity investments, foreign currency gains/losses, and non-cash gains/losses on the disposal of assets.

2022 AEBITDA Reconciliation

	2022	2021	2020
Net (loss) income	(17,783,000)	10,737,000	12,807,000
Depreciation & amortization	35,562,000	27,398,000	22,192,000
Income tax benefit	(5,835,000)	(258,000)	(1,671,000)
Stock-based compensation expense	17,727,260	4,455,000	3,519,000
Change in fair value of warrant liability	(1,047,000)	(13,933,000)	-
Change in fair value of contingent consideration	(2,411,000)	-	-
Special infrequent(1)	-	7,500,000	1,427,000
Restructuring and related(2)	13,020,185	3,081,776	20,092,000
Other	(980,254)	564,920	(392,000)
AEBITDA	38,253,191	39,545,696	57,974,000
GAAP Revenue	290,309,000	287,419,000	269,882,000
Margin as a % of revenue			
Net (loss) income margin	(6.1%)	3.7%	4.7%
AEBITDA Margin	13.2%	13.8%	21.5%

Amounts reported (i) during the year ended December 31, 2021 represent a transaction bonus and a charitable contribution per the terms of the merger agreement related to our business combination with Acies Acquisition Corp. (the "Merger Agreement"), and (ii) during the year ended December 31, 2020, represent charitable donations made by us related to the COVID-19 pandemic.

Amounts reported (i) during the year ended December 31, 2022 represent a non-cash impairment charge related to the suspension of Kingdom Boss development, fees related to evaluating various merger and acquisition opportunities, and fees related to the Tender Offer for the Warrants, (ii) during the year ended December 31, 2021 represent severance-related costs and fees related to evaluating various merger and acquisition opportunities, and (iii) during the year ended December 31, 2020 include $20.0 million resulting from the termination of the profit share provision of the MGM Marketing Agreement as further discussed in Note 4—Related-Party Transactions to our consolidated financial statements included elsewhere in this Annual Report on Form 10-K.

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